     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 15, 1999


                                                      REGISTRATION NO. 333-74353
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 4
                                       TO


                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                 MAIL.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                    7310                                   13-3787073
      (State or Other Jurisdiction              (Primary Standard Industrial                    (I.R.S. Employer
   of Incorporation or Organization)            Classification Code Number)                  Identification Number)

                            ------------------------

                            11 BROADWAY, 6(TH) FLOOR
                               NEW YORK, NY 10004
                                 (212) 425-4200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                                  GARY MILLIN
                                   PRESIDENT
                                 MAIL.COM, INC.
                                  11 BROADWAY
                               NEW YORK, NY 10004
                                 (212) 425-4200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                         ------------------------------

                                   COPIES TO:

           RONALD A. FLEMING, JR., ESQ.                          MARC S. ROSENBERG, ESQ.
       WINTHROP, STIMSON, PUTNAM & ROBERTS                       CRAVATH, SWAINE & MOORE
              ONE BATTERY PARK PLAZA                                 WORLDWIDE PLAZA
               24 WHITEHALL STREET                                  825 EIGHTH AVENUE
             NEW YORK, NY 10004-1490                             NEW YORK, NY 10019-7575
                  (212) 858-1000                                      (212) 474-1000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 4 is filed solely for the purpose of inserting the correct dates for the signatures on page II-9 of this Registration Statement.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in The City of New York, State of New York, on this 15th day of June, 1999.


                                MAIL.COM, INC.

                                By:  /s/ GARY MILLIN
                                     -----------------------------------------
                                     Name: Gary Millin
                                     Title: President

                               POWER OF ATTORNEY



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on June 15, 1999:



          SIGNATURE                        TITLE                    DATE
------------------------------  ---------------------------  -------------------
              *                 Chairman & Chief Executive
------------------------------    Officer, Director             June 15, 1999
        Gerald Gorman

       /s/ GARY MILLIN          President, Director
------------------------------                                  June 15, 1999
         Gary Millin

              *                 Chief Operating Officer,
------------------------------    Director                      June 15, 1999
         Lon Otremba

                                Executive Vice President &
              *                   Chief Financial Officer
------------------------------    (principal accounting and     June 15, 1999
      Debra L. McClister          financial officer)

              *                 Executive Vice President,
------------------------------    Technology, Director          June 15, 1999
        Charles Walden

              *                 Executive Vice President,
------------------------------    General Counsel               June 15, 1999
      David W. Ambrosia

              *                 Director
------------------------------                                  June 15, 1999
     William J. Donaldson




*By:                   /s/ GARY MILLIN
           --------------------------------------
                Gary Millin ATTORNEY-IN-FACT


                                      II-9